Exhibit 21 Name Jurisdiction Abbott Biologicals, LLC Delaware Abbott Cardiovascular Inc. Delaware Abbott Cardiovascular Systems Inc. California Abbott Delaware LLC Delaware Abbott Diabetes Care Inc. Delaware Abbott Diabetes Care Sales Corporation Delaware Abbott Diagnostics Scarborough, Inc. Delaware Abbott Equity Investments LLC Delaware Abbott Finance LLC Delaware Abbott Global LLC Delaware Abbott Health Products, LLC Delaware Abbott International LLC Delaware Abbott Laboratories Inc. Delaware Abbott Laboratories International LLC Illinois Abbott Laboratories Pacific Ltd. Illinois Abbott Laboratories Residential Development Fund, Inc. Illinois Abbott Laboratories Services LLC Illinois Abbott Management LLC Delaware Abbott Molecular Inc. Delaware Abbott Nutrition Manufacturing Inc. Delaware Abbott Point of Care Inc. Delaware Abbott Procurement LLC Delaware Abbott Products Operations, LLC Delaware Abbott Rapid Diagnostics Informatics, Inc. Virginia Abbott Rapid Dx North America, LLC Delaware Abbott Resources Inc. Delaware Abbott Resources International Inc. Delaware Abbott UK Management LLC Delaware Abbott Universal LLC Delaware Abbott Vascular Inc. Delaware Abbott Vascular Solutions Inc. Indiana Abbott Ventures Inc. Delaware Advanced Neuromodulation Systems, Inc. Texas AGA Medical Corporation Minnesota AGA Medical Holdings, Inc. Delaware Alere Connect, LLC Delaware Alere Holdco, Inc. Delaware Alere Home Monitoring, Inc. Delaware Alere Inc. Delaware The following is a list of subsidiaries of Abbott Laboratories as of January 31, 2023. Abbott Laboratories is not a subsidiary of any other corporation. Where ownership of a subsidiary is less than 100% by Abbott Laboratories or an Abbott Laboratories' subsidiary, such has been noted by an asterisk (*). SUBSIDIARIES OF ABBOTT LABORATORIES

Alere International Holding Corp. Delaware Alere Phoenix ACQ, Inc. Delaware Alere San Diego, Inc. Delaware Alere Toxicology Services, Inc. Louisiana Alere Toxicology, Inc. Florida Alere US Holdings, LLC Delaware Amedica Biotech, Inc. California Ameditech Inc. California American Medical Supplies, Inc. Florida AML Medical, LLC Delaware APK Advanced Medical Technologies LLC Georgia Arriva Medical, LLC Florida Atkinson North Chicago LLC Illinois ATS Laboratories, Inc. Delaware Avee Laboratories Inc. Florida Bioabsorbable Vascular Solutions, Inc. Delaware Biosite Incorporated Delaware Branan Medical Corporation Nevada California Property Holdings III LLC California CardioMEMS LLC Delaware Cephea Valve Technologies, Inc. Delaware Continuum Services LLC Delaware Epocal (US), Inc. Delaware eScreen, Inc. Delaware Evalve International, Inc. Delaware Evalve, Inc. Delaware First Check Diagnostics, LLC Delaware Fournier Pharma Corp. Delaware Global Analytical Development LLC Florida Hi-Tronics Designs, Inc. New Jersey Ibis Biosciences LLC Delaware IDEV Technologies, Inc. Delaware Innovacon, Inc. Delaware Instant Tech Subsidiary Acquisition Inc. Delaware Instant Technologies, Inc. Virginia Integrated Vascular Systems, Inc. Delaware Inverness Medical Innovations SK, LLC Delaware Inverness Medical Investments, LLC Delaware Inverness Medical, LLC Delaware Ionian Technologies, LLC Delaware Irvine Biomedical, Inc. California Laboratory Specialists of America, Inc. Oklahoma Lake Forest Investments LLC Delaware Lightlab Imaging, Inc. Delaware Lingo US Inc. Delaware MediGuide, LLC Delaware Midwest Properties LLC Delaware

Natural Supplement Association, LLC Colorado NeuroTherm LLC Delaware Newyu, Inc. Delaware North Shore Properties, Inc. Delaware Pacesetter, Inc. Delaware PBM-Selfcare, LLC Delaware PDD II, LLC Delaware PDD, LLC Delaware Pembrooke Occupational Health, Inc. Virginia Quality Assured Services, Inc. Florida Redwood Toxicology Laboratory, Inc. California RF Medical Holdings LLC Delaware RTL Holdings, Inc. Delaware Sealing Solutions, Inc. Georgia Selfcare Technology, Inc. Delaware SJM International, Inc. Delaware SJM Thunder Holding Company Delaware SPDH, Inc. Delaware Spinal Modulation LLC Delaware St. Jude Medical ATG, Inc. Minnesota St. Jude Medical Business Services, Inc. Delaware St. Jude Medical Europe, Inc. Delaware St. Jude Medical International Holding S.a.r.l., US Branch United States St. Jude Medical S.C., Inc. Minnesota St. Jude Medical, Atrial Fibrillation Division, Inc. Minnesota St. Jude Medical, Cardiology Division, Inc. Delaware St. Jude Medical, LLC Delaware Standing Stone, LLC Delaware Swan-Myers, Incorporated Indiana TC1 LLC Delaware Tendyne Holdings, Inc. Delaware Tendyne Medical, Inc. Delaware Thoratec Delaware LLC Delaware Thoratec LLC California Tobal Products Incorporated Illinois Topera LLC Delaware US CD LLC Delaware Walk Vascular, LLC Delaware X Technologies Inc. Delaware ZonePerfect Nutrition Company Delaware

Foreign Subsidiary Incorporation Abbott Products Algerie EURL Algeria Abbott Laboratories Argentina Sociedad Anónima Argentina Abbott Rapid Diagnostics Argentina S.A. Argentina Atlas Farmacéutica S.A. Argentina Laboratorio Internacional Argentino S.A. Argentina Murex Argentina S.A. Argentina * Polygon Labs S.A. Argentina St. Jude Medical Argentina S.A. Argentina Abbott Australasia Pty Ltd Australia Abbott Medical Australia Pty. Ltd. Australia Abbott Rapid Diagnostics Pty Ltd Australia Alere Holdings Pty Limited Australia Abbott Gesellschaft m.b.H. Austria Abbott Medical Austria Ges.m.b.H. Austria Abbott Rapid Diagnostics Austria GmbH Austria Normann Pharma-Handels GmbH Austria W&R Pharma Handels GmbH Austria Alere Bangladesh Limited Bangladesh * Abbott Financial Holdings SRL Barbados Murex Diagnostics International Inc. Barbados Abbott Belgium Abbott Medical Belgium Belgium Abbott Rapid Diagnostics Belgium Abbott Rapid Diagnostics Medical Belgium Abbott Vascular International Belgium St. Jude Medical Coordination Center Belgium Abbott Australia Enterprises Limited Bermuda Abbott Australia Subsidiary Enterprises Limited Bermuda Abbott Diagnostics International, Ltd. Bermuda Abbott Global Enterprises Limited Bermuda Abbott Global Finance Limited Bermuda Abbott Healthcare (Puerto Rico) Ltd. Bermuda Abbott Holdings Enterprises, Ltd. Bermuda Abbott Holdings Universal Ltd. Bermuda Abbott International Enterprises, Ltd. Bermuda Abbott Ireland Bermuda Abbott Strategic Opportunities Limited Bermuda Alere Holdings Bermuda Limited Bermuda ATS Bermuda Holdings Limited Bermuda Pharmatech Boliviana, S.A. Bolivia (Plurinational State of) Abbott Diagnosticos Rapidos S.A. Brazil * Abbott Laboratórios do Brasil Ltda. Brazil Farmacologia Em Aquicultura Veterinária Ltda. Brazil St. Jude Medical Brasil Ltda. Brazil American Pharmacist Inc. British Virgin Islands Rich Horizons International Limited British Virgin Islands Abbott International Corporation Canada

Abbott Laboratories Co. Canada Abbott Medical Canada Co./ Medicale Abbott Canada Cie Canada Abbott Point of Care Canada Limited Canada Abbott Rapid Diagnostics ULC Canada eScreen Canada ULC Canada Inverness Canadian Acquisition Corporation Canada Abbott Laboratories (Chile) Holdco (Dos) SpA Chile Abbott Laboratories (Chile) Holdco SpA Chile Abbott Laboratories de Chile Limitada Chile Aquagestion Capacitación S.A. Chile Aquagestion S.A. Chile Banco de Vida S.A. Chile Bioalgae S.A. Chile * CFR Aquabounty Chile CFR Chile S.A. Chile Consorcio Tecnológico en Biomedicina Clinico-Molecular S.A. Chile * Dextech S.A. Chile Esprit de Vie S.A. Chile Farmacología en Aquacultura Veterinaria FAV S.A. Chile Igloo Zone Chile S.A. Chile Instituto de Criopreservación de Chile S.A. Chile Inversiones K2 SpA Chile Laboratorios Lafi Limitada Chile Laboratorios Recalcine S.A. Chile Novasalud.com S.A. Chile Recben Xenerics Farmaceutica Limitada Chile Vida Cell Inversiones S.A. Chile * Abbott (Jiaxing) Nutrition Co., Ltd. China Abbott (Shanghai) Diagnostics Sales Co., Ltd. China Abbott Diagnostics (Shanghai) Co., Ltd. China * Abbott Laboratories Trading (Shanghai) Co., Ltd. China Abbott Medical (Shanghai) Co., Ltd. China Abbott Medical Devices Trading (Shanghai) Co., Ltd. China Abbott Medical Diagnostics Products Co., Ltd. China ABON Biopharm (Hangzhou) Co., Ltd. China Alere (Shanghai) Healthcare Management Co., Ltd. China Alere (Shanghai) Technology Co., Ltd. China Inverness Medical (Beijing) Co., Ltd. China Shanghai Abbott Medical Devices Science and Technology Co., Ltd. China Shanghai Abbott Pharmaceutical Co., Ltd. China Shanghai Abbott Pharmaceutical Science and Technology Co., Ltd. China Abbott Laboratories de Colombia SAS Colombia Abbott Rapid Diagnostics Colombia S.A.S. Colombia American Generics S.A.S. Colombia Distribuciones Uquifa S.A.S. Colombia Laboratorio Franco Colombiano Lafrancol S.A.S. Colombia Laboratorio Synthesis S.A.S. Colombia Laboratorios Naturmedik S.A.S. Colombia

Laboratorios Pauly Pharmaceutical S.A.S. Colombia Lafrancol Internacional S.A.S. Colombia St. Jude Medical Colombia, Ltda. Colombia Abbott Healthcare Costa Rica, S.A. Costa Rica Abbott Medical Costa Rica, Limitada Costa Rica Gynopharm Sociedad Anonima Costa Rica Laboratorio Franco Colombiano De Costa Rica Sociedad Anonima Costa Rica Abbott Laboratories d.o.o. HRK Croatia Abbott Medical Overseas Cyprus Limited Cyprus Abbott Overseas Cyprus Limited Cyprus Arvis Investments Limited Cyprus Abbott Laboratories, s.r.o. Czech Republic Abbott Rapid Diagnostics s.r.o. Czech Republic Abbott Laboratories A/S Denmark Abbott Medical Danmark A/S Denmark Abbott Rapid Diagnostics A/S Denmark Inversiones Komodo, S.R.L. Dominican Republic Lafrancol Dominicana, S.A.S. Dominican Republic Abbott Laboratorios del Ecuador Cia. Ltda. Ecuador Farmacologia en Aquacultura Veterinaria FAV Ecuador S.A. Ecuador Western Pharmaceuticals S.A. Ecuador Abbott Healthcare LLC Egypt Abbott Limited Egypt LLC Egypt Abbott Products Egypt LLC Egypt Abbott Sociedad Anonima de Capital Variable El Salvador CFR Interamericas EL Salvador, Sociedad Anónima de Capital Variable El Salvador Abbott Medical Estonia OÜ Estonia Abbott Medical Finland Oy Finland Abbott Oy Finland Abbott Rapid Diagnostics Oy Ab Finland Abbott France France Abbott Medical France SAS France Abbott Products Distribution SAS France Abbott Rapid Diagnostics S.A.S. France Laboratoires Fournier S.A.S. France Vivalsol France Abbott Automation Solutions GmbH Germany Abbott Diagnostics GmbH Germany Abbott GmbH Germany Abbott Holding GmbH Germany Abbott Laboratories Deutschland GmbH Germany Abbott Laboratories Deutschland Holdings GmbH Germany Abbott Laboratories Deutschland Invest GmbH Germany Abbott Laboratories Deutschland Subsidiary GmbH Germany Abbott Laboratories GmbH Germany Abbott Management GmbH Germany Abbott Medical GmbH Germany Abbott Rapid Diagnostics Germany GmbH Germany

Abbott Rapid Diagnostics Jena GmbH Germany Abbott Vascular Instruments Deutschland GmbH Germany Alere Diagnostics GmbH Germany Alere DoA Holding GmbH Germany Alere Holding GmbH Germany Fournier Pharma GmbH Germany Lingo Germany GmbH Germany Abbott Established Products Holdings (Gibraltar) Limited Gibraltar Abbott Holding (Gibraltar) Limited Gibraltar Abbott Holding Subsidiary (Gibraltar) Limited Gibraltar Abbott Laboratories (Hellas) Societe Anonyme Greece Abbott Medical Hellas Limited Liability Trading Company Greece Abbott Laboratorios, Limitada Guatemala Lafrancol Guatemala S.A. Sociedad Anónima Guatemala Negocios Denia, Sociedad Anónima Guatemala Comercializadora y Distribuidora CFR Interamericas Honduras S.A. Honduras Abbott Hong Kong Holdings Limited Hong Kong Abbott Laboratories Limited Hong Kong Abbott Medical (Hong Kong) Limited Hong Kong Abt Finance HK Holdings Limited Hong Kong Alere HK Holdings Limited Hong Kong Inverness Medical Innovations Hong Kong Limited Hong Kong Abbott Medical Korlátolt Felelősségű Társaság Hungary Abbott Diagnostics Medical Private Limited India Abbott Healthcare Private Limited India Abbott India Limited India * Inverness Medical Shimla Private Limited India St. Jude Medical India Private Limited India PT Alere Health Indonesia PT. Abbott Indonesia Indonesia * PT. Abbott Products Indonesia Indonesia Abbott Ireland Financing Designated Activity Company Ireland Abbott Ireland Limited Ireland Abbott Laboratories Vascular Enterprises Ireland Abbott Laboratories Vascular Enterprises Limited Partnership Ireland Abbott Laboratories, Ireland, Limited Ireland Abbott Mature Products Management Limited Ireland Abbott Medical Ireland Limited Ireland Abbott Nutrition Limited Ireland Abbott Rapid Diagnostics International Holdco Unlimited Company Ireland Abbott Rapid Diagnostics International Subsidiary Unlimited Company Ireland Abbott Rapid Diagnostics International Unlimited Company Ireland Abbott Rapid DX International Limited Ireland Alere Technologies Holdings Limited Ireland Apica Cardiovascular Limited Ireland Lingo Sensing Technology Unlimited Company Ireland Salviac Limited Ireland Abbott Medical Laboratories LTD Israel

Alere Connected Health LTD Israel MediGuide Ltd. Israel Orgenics Limited Israel Abbott Medical Italia S.R.L. Italy Abbott Rapid Diagnostics S.r.l. Italy Abbott S.r.l. Italy Abbott West Indies Limited Jamaica * Abbott Diagnostics Medical Co., Ltd. Japan Abbott Japan LLC Japan Abbott Medical Japan LLC Japan St. Jude Medical Asia Pacific Holdings GK Japan Abbott Kazakhstan Limited Liability Partnership Kazakhstan Abbott Kenya Limited Kenya Abbott Diagnostics Korea, Inc. Korea (the Republic of) Abbott Korea Limited Korea (the Republic of) Abbott Medical Korea Limited Korea (the Republic of) Abbott Rapid Diagnostics Inc. Korea (the Republic of) ALR Holdings Korea (the Republic of) "Abbott Laboratories Baltics" Latvia UAB "Abbott Medical Lithuania" Lithuania Abbott Bulgaria Luxembourg S.à r.l. Luxembourg Abbott Healthcare Luxembourg S.à r.l. Luxembourg Abbott International Luxembourg S.àr.l. Luxembourg Abbott Investments Luxembourg S.à r.l. Luxembourg Abbott Luxembourg Finance S.à r.l. Luxembourg Abbott Nederland Luxembourg S.à r.l. Luxembourg Abbott Overseas Luxembourg S.à r.l. Luxembourg Abbott Poland Luxembourg S.à r.l. Luxembourg Abbott South Africa Luxembourg S.à r.l. Luxembourg Abbott Volga Luxembourg S.à r.l. Luxembourg St. Jude Medical International Holding Luxembourg St. Jude Medical Luxembourg Holdings II Luxembourg St. Jude Medical Luxembourg Holdings NT Luxembourg St. Jude Medical Luxembourg Holdings SMI S.à r.l. Luxembourg St. Jude Medical Luxembourg Holdings TC S.à r.l. Luxembourg St. Jude Medical Luxembourg S.à r.l. Luxembourg Abbott Diagnostics Health Sdn. Bhd. Malaysia Abbott Laboratories (Malaysia) Sdn. Bhd. Malaysia Abbott Medical (Malaysia) Sdn. Bhd. Malaysia St. Jude Medical Operations (Malaysia) Sdn. Bhd. Malaysia Abbott Rapid Diagnostics Global Limited Malta Abbott Rapid Diagnostics Holdings Limited Malta Yissum Holding Limited Malta Abbott Laboratories de México, S.A. de C.V. Mexico SJ Medical Mexico, S de R.L. de C.V. Mexico Abbott Morocco SARL Morocco Abbott Affiliate Holdings B.V. Netherlands Abbott B.V. Netherlands

Abbott Biologicals B.V. Netherlands Abbott Diagnostics Investments B.V. Netherlands Abbott Healthcare B.V. Netherlands Abbott Healthcare Products B.V. Netherlands Abbott Holdings B.V. Netherlands Abbott Laboratories B.V. Netherlands Abbott Laboratories European Holdings B.V. Netherlands Abbott Logistics B.V. Netherlands Abbott Medical Nederland B.V. Netherlands Abbott Nederland C.V. Netherlands Abbott Netherlands Investments B.V. Netherlands Abbott Products B.V. Netherlands Abbott Rapid Diagnostics B.V. Netherlands Abbott Rapid Diagnostics Holding B.V. Netherlands Abbott Vascular Netherlands B.V. Netherlands Framed B.V. Netherlands IMTC Finance B.V. Netherlands IMTC Holdings B.V. Netherlands Nether Pharma N.P. C.V. Netherlands Orgenics International Holdings B.V. Netherlands St. Jude Medical Holdings B.V. Netherlands Abbott Laboratories NZ Limited New Zealand Abbott Medical New Zealand Limited New Zealand Abbott Rapid Diagnostics Limited New Zealand CFR Interamericas Nicaragua, Sociedad Anónima Nicaragua Alere Healthcare Nigeria Limited Nigeria Abbott Diagnostics Technologies AS Norway Abbott Medical Norway AS Norway Abbott Nordics Holding AS Norway Abbott Nordics Subsidiary AS Norway Abbott Norge AS Norway Abbott Rapid Diagnostics AS Norway Axis-Shield AS Norway Abbott Laboratories (Pakistan) Limited Pakistan * Alere Medical Pakistan (Private) Limited Pakistan Abbott Laboratories, C.A. Panama Abbott Overseas, S.A. Panama Caripharm Inc. Panama CFR Interamericas Panamá S.A. Panama Forestcreek Overseas S.A. Panama Golnorth Investments S.A. Panama Gynopharm de Centroamérica S.A. Panama Ramses Business Corp. Panama Saboya Enterprises Corporation Panama Fada Pharma Paraguay Sociedad Anonima Paraguay Pharma International Sociedad Anonima Paraguay Abbott Laboratorios S.A. Peru Farmindustria S.A. Peru

Lafrancol Perú S.R.L Peru Neosalud S.A.C. Peru Abbott Laboratories Philippines Abbott Products (Philippines), Inc. Philippines Alere Philippines, Inc. Philippines Arriva Medical Philippines, Inc. Philippines Abbott Holdings Poland Spółka z ograniczoną odpowiedzialnością Poland Abbott Laboratories Poland Spółka z ograniczoną odpowiedzialnością Poland Abbott Medical spółka z ograniczoną odpowiedzialnością Poland Abbott Laboratórios, Lda Portugal Abbott Medical (Portugal) Distribuicao de Produtos Medicos Lda Portugal Abbott Rapid Diagnostics LDA Portugal Abbott Laboratories (Puerto Rico) Incorporated Puerto Rico Abbott Medical Puerto Rico LLC Puerto Rico St. Jude Medical Puerto Rico LLC Puerto Rico Abbott Products Romania S.R.L. Romania Garden Hills LLC Russian Federation Limited Liability Company “VEROPHARM” Russian Federation Limited Liability Company Abbott Laboratories Russian Federation SC "VEROPHARM" Russian Federation Stock Company Voronezh Chemical and Pharmaceutical Plant Russian Federation Abbott Saudi Arabia for Trading Saudi Arabia Abbott Medical Balkan d.o.o. Beograd (Novi Beograd) Serbia Abbott Laboratories (Singapore) Private Limited Singapore ABBOTT LABORATORIES SUBSIDIARY SINGAPORE PRIVATE LTD. Singapore Abbott Manufacturing Singapore Private Limited Singapore Abbott Medical (Singapore) Pte. Ltd. Singapore Abbott Operations Singapore Pte. Ltd. Singapore Abbott Rapid Diagnostics PTE. LTD. Singapore Abbott Laboratories Slovakia s.r.o. Slovakia Abbott Laboratories družba za farmacijo in diagnostiko d.o.o. Slovenia Abbott Laboratories South Africa (Pty) Ltd. South Africa Abbott Rapid Diagnostics (PTY) LTD. South Africa Murex Biotech South Africa South Africa Pantech (RF) (PTY) LTD South Africa * Abbott Doral Investments, S.L. Spain Abbott Laboratories, S.A. Spain Abbott Medical España, S.A. Spain Abbott Products (Spain), S.L. Spain Abbott Rapid Diagnostics Healthcare, S.L. Spain Alere Spain, S.L. Spain Farmaceutica Mont Blanc, S.L. Spain Fundación Abbott Spain Igloo Zone, S.L. Spain Abbott Medical Sweden AB Sweden Abbott Rapid Diagnostics AB Sweden Abbott Scandinavia Aktiebolag Sweden European Drug Testing Service EDTS AB Sweden

St. Jude Medical AB Sweden St. Jude Medical Systems AB Sweden Abbott AG Switzerland Abbott Finance Company SA Switzerland Abbott Laboratories GmbH Switzerland Abbott Medical (Schweiz) AG Switzerland Abbott Products Operations AG Switzerland Abbott Rapid Diagnostics Schweiz GmbH Switzerland Abbott Switzerland Investments GmbH Switzerland Alere Switzerland GmbH Switzerland St. Jude Medical GVA Sàrl Switzerland Thoratec Switzerland GmbH Switzerland Abbott Medical Taiwan Co. Taiwan (Province of China) Abbott Rapid Diagnostics Health Corp. Taiwan (Province of China) Abbott Fund Tanzania Limited Tanzania, the United Republic of Abbott Laboratories Limited Thailand Abbott Medical (Thailand) Co., Ltd. Thailand Abbott Products Tunisie S.A.R.L. Tunisia Abbott Laboratuarlari Ithalat Ihracat ve Ticaret Ltd.Sti Turkey St. Jude Medical Turkey Medikal Ürünler Ticaret Limited Sirketi Turkey "Veropharm" Limited Liability Company Ukraine Limited Liability Company "Abbott Ukraine" Ukraine St. Jude Medical Middle East DMCC United Arab Emirates Abbott (UK) Finance Limited United Kingdom Abbott (UK) Holdings Limited United Kingdom Abbott Asia Holdings Limited United Kingdom Abbott Asia Investments Limited United Kingdom Abbott Australasia Holdings Limited United Kingdom Abbott Capital India Limited United Kingdom Abbott Diabetes Care Limited United Kingdom Abbott Equity Holdings Unlimited United Kingdom Abbott Healthcare Connections Limited United Kingdom Abbott Healthcare Products Ltd United Kingdom Abbott Laboratories Limited United Kingdom Abbott Laboratories Trustee Company Limited United Kingdom Abbott Medical U.K. Limited United Kingdom Abbott Rapid Diagnostics Limited United Kingdom Abbott Toxicology Limited United Kingdom Abbott UK Enterprises 2 LLP United Kingdom Abbott UK Enterprises Limited Partnership United Kingdom Abbott UK Investments Limited United Kingdom Abbott UK Subsidiary 2 Limited United Kingdom Abbott UK Subsidiary Limited United Kingdom Abbott Vascular Devices (2) Limited United Kingdom Abbott Vascular Devices Limited United Kingdom Alere AS Holdings Limited United Kingdom Alere BBI Holdings Limited United Kingdom Alere Technologies Limited United Kingdom

Alere UK Holdings Limited United Kingdom Alisoc Investment & Co United Kingdom Axis-Shield Diagnostics Limited United Kingdom Axis-Shield Limited United Kingdom British Colloids Limited United Kingdom Concateno South Limited United Kingdom Cozart Limited United Kingdom European Chemicals & Co United Kingdom Forensics Limited United Kingdom Globapharm & CO LP United Kingdom Gynocare Limited United Kingdom IG Innovations Limited United Kingdom Knoll UK Investments Unlimited United Kingdom Lingo Technology UK Limited United Kingdom Medscreen Holdings Limited United Kingdom Murex Biotech Limited United Kingdom Sinensix & Co. United Kingdom Thoratec Europe Limited United Kingdom TwistDX Limited United Kingdom Unipath Limited United Kingdom Unipath Management Limited United Kingdom Unipath Pension Trustee Limited United Kingdom Abbott Laboratories Uruguay S.A. Uruguay Abbott Operations Uruguay S.R.L. Uruguay Bosque Bonito S.A. Uruguay European Services S.A. Uruguay Fernwood Investment S.A. Uruguay Kangshenyunga S.A. Uruguay Pharmaceutical Technologies (Pharmatech) S.A. Uruguay Tremora S.A. Uruguay Tuenir S.A. Uruguay Abbott Laboratories, C.A. Venezuela Gynopharm de Venezuela, C.A. Venezuela 3A Nutrition (Vietnam) Company Limited Viet Nam Abbott Healthcare Vietnam Company Limited Viet Nam Domesco Medical Import-Export Joint-Stock Corporation Viet Nam *